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                                                                   EXHIBIT 10.29

                           FORM OF SECURITY AGREEMENT
                           --------------------------

              The parties to this Security Agreement ("Agreement") are:

SECURED PARTY:                 ________, _______________

DEBTOR:                        Diedrich Coffee, Inc., a Delaware Corporation


                                      TERMS

         1. Definitions.

            (a) "Collateral" refers to all of Debtor's assets, both tangible and intangible, whether on Debtor's premises or elsewhere, including, without limitation:

                (i) all of Debtor's present and future accounts receivable, including accounts, instruments, documents, chattel paper, and general intangibles in which Debtor, has or later acquires rights (collectively, "Accounts");

                (ii) all present and future proceeds of all Accounts;

                (iii) all of Debtor's present and future contract rights, including, without limitation, all rights under any insurance policy;

                (iv) all of Debtor's present and future rights as lessee under any lease, including furnishings, fixtures, improvements, and personal property;

                (v) all of Debtor's present and future rights as lessor under any lease, including furnishings, fixtures, improvements, and personal property;

                (vi) all of Debtor's present and future equipment, fixtures, and trade fixtures;

                (vii) all of Debtor's present and future inventory;


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                (viii) all of Debtor's present and future bank accounts,
         deposits, and certificates of any kind;

                (ix) all of Debtor's present and future brokerage accounts of any kind;

                (x) all shares, bonds, securities, or other indicia of ownership in or rights with respect to any corporation or business entity owned by Debtor, now or in the future;

                (xi) all interests which Debtor has or may acquire in any real property, wherever located;

                (xii) all books, records, ledger cards, computer programs, and other property and general intangibles evidencing or relating to the Accounts, any account debtor, or any form of Collateral, including all file cabinets or containers in which they are stored (collectively, "Records");

                (xiii) all of Debtor's present and future rights with respect to intellectual property, including, without limitation, all trade names and trademarks (and the goodwill of the business they symbolize), patents, copyrights, and licenses, as well as all applications for any of the above;

                (xiv) all of Debtor's present and future Federal, State and local tax refund claims of all kinds, insurance claims; and condemnation awards;

                (xv) all of Debtor's other present and future property rights and general intangibles of every kind, including without limitation, goodwill, judgments and choses in action, whether tangible or intangible, vested or contingent;

                (xvi) all of Debtor's present and future rights of stoppage in transit, replevin, repossession and reclamation and other rights and remedies of an unpaid vendor, lienor or secured party, guaranties or other contracts of suretyship with respect to the Accounts, deposits or other security for the obligation of any account debtor, and credit and other insurance;

                (xvii) all proceeds of any of the Collateral, including sale proceeds, claims against third parties for loss or damage to or destruction of Collateral, and insurance proceeds;


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                (xviii) to the extent permitted by law, all of Debtor's
         licenses, permits, qualifications, privileges, rights, franchises, authority, and authorizations which are adequate, necessary or appropriate for the conduct of Debtor's business;

                (xix) to the extent permitted by applicable leases, all of Debtor's present and future rights to possess, occupy, or conduct business on the real property owned, leased, or occupied by Debtor for use in the continued operation of any or all of Secured Party's stores or in connection with the operation of any other lawful business thereon; and

                (xx) all of Debtor's present and future rights to possess and use the personal property and fixtures owned, leased, or possessed by the Company for use in connection with the continued operation of any or all of Secured Party's stores or in connection with the operation of any other lawful business.

            (b) "Indebtedness" means all of the obligations of Debtor to Secured Party under the Secured Promissory Note between the parties of even date (the "Promissory Note") and the Term Loan Agreement between the parties of even date (the "Term Loan Agreement") (including, without limitation, attorneys' fees and out-of-pocket costs and interest on those fees and costs at annual rate of 10% from the date incurred), or any other agreement between the parties, including future agreements by which Debtor becomes indebted or otherwise obligated to Secured Party.

            (c) "Obligations" means existing and future Indebtedness, including any non-monetary liabilities of Debtor to Secured Party, and obligations under the Term Loan Agreement and the Promissory Note, including attorneys' fees and costs incurred in enforcing this Agreement or collecting payment under it.

            (d) Terms defined in the California Commercial Code not otherwise defined in this Agreement are used in this Agreement as defined in that Code on the date of this Agreement.

         2. Security Interest. In consideration for Secured Party's commitment to loan Debtor monies under the Promissory Note and under the Term Loan Agreement, Debtor grants Secured Party a first-priority security interest in the Collateral to secure payment of the Obligations. The first-priority security interest is subject to the following:

            (a) Debtor represents that, with the exception of UCC filings of record, liens for taxes not yet due and payable, and mechanics' liens, it is the sole legal and equitable owner of 100% of the Collateral and has not previously transferred, assigned, pledged, or hypothecated any interest in any of the Collateral.


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            (b) Except for (i) the property to be disposed of as set forth in
Schedule A attached hereto, (ii) sales of inventory in the ordinary course of business, and (iii) sales of used equipment or furnishings in the ordinary course of business (and not in full or partial liquidation of Borrower's business), Debtor will not, without the written consent of Secured Party, transfer, assign, pledge or hypothecate any interest in the Collateral until it satisfies the Indebtedness owed to Secured Party, except that:

                (i) Borrower may grant or suffer the existence of mechanics' liens and landlord liens in the ordinary course of its business, provided that Borrower makes adequate provisions for the payment or other satisfaction of such liens;

                (ii) Borrower may grant purchase money liens in the ordinary course of its business, provided that such purchase money liens shall have priority over the rights of Secured Creditor only to the extent of the portion of the purchase price which was advanced to Borrower by the purchase money lender and if such purchase money lender shall require Borrower to convey security other than the goods sold to Borrower, the agreement between Borrower and the purchase money lender shall expressly acknowledge that the Borrower money lender's rights with respect to any such additional security shall be junior to the rights of Secured Party; and

                (iii) Borrower may enter into certain sale and leaseback agreements with respect to equipment as set forth in Schedule B attached hereto.

            (c) If any of the Collateral, or any interest in it, is conveyed, pledged or alienated by the Debtor, by operation of law or otherwise, except as set forth above, the Indebtedness shall immediately become due at the option of Secured Party, and without demand or notice.

            (d) In the event of a default (as defined in Section 8 below) Secured Party shall have the right to occupy, possess, use, or sublet any or all of Debtor's present or future real or personal property (whether owned or leased) as Secured Party, in its sole an absolute discretion deems appropriate or desirable and such right is a material part of the consideration for Secured Party's loan to Debtor. This is because Secured Party's ability to operate some or all of Debtor's stores (or to sublet the premises or use such property as may be permitted by any underlying lease) may, under certain circumstances, be the best or only way that Secured Party can protect its rights as a practical matter.


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         3. Covenants of Debtor. Debtor promises:

            (a) To pay the Indebtedness to Secured Party when it is due, time being of the essence.

            (b) To pay all expenses, including attorneys' fees, incurred by Secured Party in the perfection, preservation, realization, enforcement, and exercise of its rights under this Agreement.

            (c) To indemnify Secured Party against actual loss of any kind, including reasonable attorneys' fees, caused to Secured Party by reason of its interest in the Collateral.

            (d) Not to sell, lease, transfer, or otherwise dispose of any Collateral except for (i) the property to be disposed of as set forth in Schedule A, (ii) sales of inventory in the ordinary course of business, (iii) sales of used equipment or furnishings in the ordinary course of business (and not in full or partial liquidation of Borrower's business), and (iv) the sale and leaseback agreements as set forth in Schedule B.

            (e) Not to permit liens on the Collateral, except existing liens, liens for taxes not yet due and payable, mechanics' liens, landlord liens, and purchase-money liens.

            (f) To execute and deliver to Secured Party all financing statements and other documents that Secured Party requests, in order to maintain a first-perfected security interest in the Collateral in all appropriate jurisdictions.

            (g) To maintain, satisfactory and complete books and records of all Accounts, and to make all records available as Lender may reasonably request; provided, however, that Lender may only use the information contained in such records for purposes consistent with this Agreement.

            (h) That it has made adequate provision to pay or otherwise fully satisfy all tax obligations, mechanics' liens, and landlord liens, either now or hereafter existing.

         4. Insurance. Debtor represents, warrants, and covenants that, at present and for so long as any of the Indebtedness remains unsatisfied:

            (a) Debtor maintains and shall continue to maintain adequate insurance protection against all damages, losses, liabilities, claims, and risks against which it is customary to insure, all in amounts as is adequate given the nature and size of Debtor's business and its foreseeable risks. In this regard, Debtor carries: (i) Boiler and Machine insurance; (ii) property and primary liability insurance; (iii) automobile insurance; and (iv)


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an umbrella commercial liability insurance policy; all as more particularly described in Schedule C attached hereto.

            (b) Debtor is not in default with respect to payment of premiums on any insurance policy held by Debtor.

            (c) Debtor shall cause Secured Party and its successors and assigns to be named as additional insureds on each of the insurance policies described above. Debtor shall likewise cause Secured Party and its successors and assigns to be named as additional insureds on each subsequent, replacement, or additional insurance policies which it may later acquire.

         5. Appointment of Attorney in Fact. In the event of a default (as defined in Section 8 below), and subject to the terms of the Intercreditor Agreement between Secured Party and the other parties thereto to be entered into on or before the date hereof (the "Intercreditor Agreement"), Debtor appoints Secured Party as Debtor's attorney in fact, with the following powers:

            (a) To perform any of the Obligations of Debtor under the Agreement, the Term Loan Agreement, or the Promissory Note in Debtor's name or otherwise;

            (b) To collect any payments due to and to enforce all of the rights of Creditor with respect to any of the Collateral;

            (c) To give notice of Secured Creditor's right to payment, to enforce that right, and to make extension agreements with respect to it;

            (d) To prepare and file financing statements, continuation statements, statements of assignment, termination statements, and the like as necessary, appropriate, or helpful to perfect, protect, preserve, or release Secured Party's interest in the Collateral;

            (e) To endorse Debtor's name on instruments, documents, or other forms of payment or security that come into Secured Party's possession; and

            (f) To accept cash in payment of Obligations.

         6. Termination. This Agreement and the Secured Party's security interest hereunder shall be extinguished when Debtor satisfies the Indebtedness in full and completes performance of all Obligations to Secured Party.


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         7. Documents to Perfect. Debtor shall execute all documents, including
UCC- 1 form financing statements, requested by Secured Party to effectuate and perfect the security interest, as may be necessary, appropriate, or helpful to secure the benefits to be provided to Secured Party under this Agreement, the Term Loan Agreement, or the Promissory Note.

         8. Default. Debtor will be in default under this Agreement if:

            (a) There shall occur any event which constitutes an "Event of Default" under the Promissory Note; or

            (b) There shall occur any event which constitutes an "Event of Default" under the Term Loan Agreement.

         9. Remedies for Default. Upon the occurrence of any default, and subject to the Intercreditor Agreement (as defined in the Term Loan Agreement):

            (a) Secured Party shall have all rights of a secured creditor under the California Commercial Code and under the Uniform Commercial Code of any other jurisdiction as may be necessary, appropriate, or helpful to enforce this Agreement. These rights include, but are not limited to, the right to take possession, appropriate or sell any of the Collateral and apply proceeds of the Collateral toward payment of the underlying obligation; the right to settle and compromise any claims of the Debtor regarding the Collateral; the right to prosecute any action, suite or proceeding with respect to the Collateral; and the right to sell the Collateral at a public or private sale and to purchase Collateral at such a sale.

            (b) Debtor waives any bond that might be required if Secured Party seeks to take possession of Collateral through judicial process.

            (c) All rights, powers and remedies shall be cumulative and may be exercised successively or concurrently in Secured Party's sole discretion without impairing its security interest, rights or available remedies. Secured Party's forbearance, failure or delay in exercising any right, power, or remedy shall not preclude further exercise of that or any other right, power, or remedy, which shall continue in effect until Secured Party specifically waives it in writing. Secured Party has the right to decide, in its sole discretion, which remedies it will pursue and when. Debtor will remain liable for any deficiency after disposition of the Collateral.

            (d) Debtor agrees that each of the following procedures will be considered "commercially reasonable" within the meaning of the California Commercial


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Code, the Uniform Commercial Code of any other state or jurisdiction, and any similar statutes, rules, or regulations which may be applicable:

                (i) The giving of notice of any sale of any of the Collateral by Secured Party to Debtor, in the manner set forth in Paragraph 16 of this Agreement, which is at least 5 days before the date of any public sale (or 5 days before the time after which a private sale will be made); or

                (ii) The sale of any Collateral to a supplier, including sale in bulk or in parcels, as may be provided in any agreement between Secured Party and the supplier.

            If Secured Party disposes of any Collateral other than as set out in this subparagraph, the commercial reasonableness of the disposition will be determined under California law.

         10. Assignment of Rights of Secured Party. Secured Party may, at any time, sell, assign, convey, alienate, pledge, hypothecate, borrow against, or otherwise transfer or encumber any or all of the interests, rights, and powers granted to Secured Party by this Agreement without any need to obtain Debtor's consent or approval to such transfer or encumbrance and regardless of whether Secured Party has provided Debtor with prior notice of that or any transfer or encumbrance.

         11. Transfers Requiring Consent, Approval, or Waiver. Notwithstanding any other provision of this Agreement to the contrary, if it should be determined that any right of Debtor lessee under any lease of Debtor ("Leasehold Right") is not assignable or transferable pursuant to the terms of such lease without the consent, approval, or waiver of a third party, or if an assignment or other transfer ("Transfer") of, or an agreement to Transfer, any Leasehold Right would constitute a breach thereof or a violation of law, nothing in this Agreement will constitute a Transfer of, or an agreement to Transfer, such Leasehold Right.

         12. Defenses. In the event of any default, Debtor will fulfill all of Obligations and commitments to Secured Party regardless of whether any Collateral is defective or worth less than believed or anticipated and will indemnify and hold Secured Party harmless against any claims or defenses asserted by any buyer of the Collateral relating to the condition of, or representations made by Debtor about, any Collateral. Debtor waives all rights of offset against Secured Party and agrees that it will not assert against Secured Party any claim or defense Debtor has or may have against any third party.

         13. Further Acts; Cooperation. The parties will execute all further documents reasonable, convenient, necessary, or desirable to carry out this Agreement. The parties


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shall cooperate to effectuate the intent of this Agreement and the mutual benefits intended to be conferred under it.

         14. Successors and Assigns. This Agreement shall be binding upon and insure to the benefit of the parties and their respective heirs, successors, and assigns.

         15. Jurisdiction and Venue for Disputes. Any action relating to any dispute under this Agreement shall be litigated solely in the courts located in Orange County, California. All parties consent to the jurisdiction in the State of California over all disputes and consent that venue is proper in Orange County, California.

         16. Notices. All notices and other communications hereunder shall be in writing and shall be deemed given upon personal delivery, facsimile transmission (with written or facsimile confirmation of receipt), telex or delivery by a reputable overnight commercial delivery service (delivery, postage or freight charges prepaid), or on the fourth day following deposit in the United States mail (if sent by registered or certified mail, return receipt requested, delivery, postage or freight charges prepaid), addressed to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):

         IF TO SECURED PARTY:

         -----------------------
         -----------------------
         -----------------------
         -----------------------
         -----------------------

         WITH A COPY TO:

         -----------------------
         -----------------------
         -----------------------
         -----------------------
         -----------------------
         -----------------------



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         IF TO DEBTOR:

         Diedrich Coffee, Inc.
         Attention: President
         2144 Michelson Drive
         Irvine, California  92612
         Fax:  (714) 756-1144

         WITH A COPY TO:

         Paul, Hastings, Janofsky & Walker LLP
         Peter J. Tennyson, Esq.
         695 Town Center Drive, 17th Floor
         Costa Mesa, California 92626
         Fax:  (714) 979-1921

         17. Headings. Headings in this Agreement are for convenience only and shall not be deemed a part of this Agreement.

         18. Governing Law. This Agreement shall be interpreted and enforced in accordance with the laws of California.

         19. Construction. All parties have cooperated in the drafting and preparation of this Agreement. Accordingly, no provision of this Agreement shall be construed for or against either party by virtue of its having drafted a specific provision.

         20. Attorneys' Fees. Debtor promises to pay all of the costs and expense, including reasonable attorneys's fees, incurred in connection with the perfection and enforcement of this Agreement or in connection with the collection or enforcement of the Promissory Note. The obligation to pay attorneys' fees as set forth herein shall not be construed as an agreement authorizing an award of attorneys' fees incurred in connection with any controversy or dispute concerning the interpretation, breach, or enforceability of the Term Loan Agreement even if such fees are incurred in connection with proceedings seeking the perfection or enforcement of this Agreement or the collection or enforcement of the Note.

         21. No Waiver. Secured Party's waiver, forbearance, failure, or delay in exercising any right, power, or remedy shall not preclude further exercise of that or any other right, power, or remedy, which shall continue in effect until Secured Party specifically waives it in writing. Secured Party has the right to decide, in its sole discretion, which remedies it will pursue and when.


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         22. Survival of Representations and Warranties. Debtor's
representations and warranties in this Agreement, the Term Loan Agreement, and the Promissory Note will survive the execution, delivery, and termination of this Agreement.

         23. Integration. This Agreement supersedes all prior agreement or understandings between Secured Party and Debtor relating to its subject matter, except for those agreements contained in the Term Loan Agreement, the Promissory Note and the Warrant. There are no oral agreements pertaining to the subject matter of this Agreement, and this Agreement shall supersede all oral representations and statements by the parties. This Agreement may be modified only by a writing signed by the party to be charged.

                            (Signature Page Follows)


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                      [SIGNATURE PAGE - SECURITY AGREEMENT]



         Dated: ___________________

                                                  DIEDRICH COFFEE INC. (DEBTOR)


                                                  By
                                                    ----------------------------
                                                        Kerry Coin, President


                                                  ------------------------------
                                                  (SECURED PARTY)

                                                  By
                                                    ----------------------------
                                                        ----------, -----------


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